Exhibit 10.19

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

PHYSICIAN PARTICIPATION AGREEMENT

COVER SHEET

General Information
Physician or Medical Group Name as applicable: Whiteglove House Call Health, Inc.
Federal Tax ID Number: 208913558
Physician UPIN(s):

Service Address
Service Address: 515 Capital of Texas Hwy, Suite 225
City: Austin
State: Texas
Zip: 78746
Contact Person Name: Robert Fabbio
Email Address: bfabbio@housecallhealth.com
Telephone Number: 512-329-8081
Facsimile (FAX) Number: 512-233-2808
County: Travis

Billing Address
Billing Address: 515 Capital of Texas Hwy, Suite 225
City: Austin
State: Texas
Zip: 78746
Contact Person Name: Robert Fabbio
Email Address: bfabbio@housecallhealth.com
Telephone Number: 512-329-8081
Facsimile (FAX) Number: 512-233-2808

For Humana Use Only
Nomination ☐ Yes ☐ No

PHYSICIAN PARTICIPATION AGREEMENT

This Physician Participation Agreement (“Agreement”) is made and entered into by and between the party named on the signature page below (hereinafter referred to as “Physician”) and Humana Insurance Company, Humana Health Plan of Texas, Inc., and their affiliates that underwrite or administer health plans (hereinafter referred to as “Humana”).

1.	RELATIONSHIP OF THE PARTIES

1.1	In performance of their respective duties and obligations hereunder, Humana and Physician, and Physician’s respective employees and agents, are at all times acting and performing as independent contractors, and neither party, nor their respective employees and agents, shall be considered the partner, agent, servant, employee of, or joint venturer with, the other party. Unless otherwise agreed to herein, the parties acknowledge and agree that neither Physician nor Humana will be liable for the activities of the other nor the agents and employees of the other, including but not limited to, any liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind or nature by or on behalf of any person, party or governmental authority arising out of or in connection with: (i) any failure to perform any of the agreements, terms, covenants or conditions of this Agreement; (ii) any negligent act or omission or other misconduct; (iii) the failure to comply with any applicable laws, rules or regulations; or (iv) any accident, injury or damage to persons or property. Notwithstanding anything to the contrary contained herein, Physician further agrees to and hereby does indemnify, defend and hold harmless Humana from any and all claims, judgments, costs, liabilities, damages and expenses whatsoever, including reasonable attorneys’ fees, arising from any acts or omissions in the provision by Physician of medical services to Members. This provision shall survive termination or expiration of this Agreement.

1.2	The parties agree that Humana’s affiliates whose Members receive services hereunder do not assume joint responsibility or liability between or among such affiliates for the acts or omissions of such other affiliates.

2.	SERVICES TO MEMBERS

2.1	Subject at all times to the terms of this Agreement, Physician agrees to provide or arrange for medical and related health care services to individuals designated by Humana (herein referred to as “Members”) with an identification card or other means of identifying them as Members covered under a self-funded or fully insured health benefits plan to which Physician has agreed to participate as set forth in the product participation list attachment.

2.2	Physician agrees to provide Physician’s services to individuals covered under other third party payors’ (hereinafter referred to as “Payor” or “Payors”) health benefits contracts (hereinafter referred to as “Plan” or “Plans”) and agrees to comply with such Payors’ policies and procedures. For Covered Services rendered to such individuals, Physician acknowledges and agrees that all rights and responsibilities arising with respect to benefits to such individuals shall be subject to the terms of the Payor Plan covering such individuals. Individuals covered under such Plans will have an identification card as a means of identifying the Payor Plan which provides coverage. Such identification cards will display the Humana logo and/or name.

2.3	For Covered Services provided to those individuals identified in Section 2.2 above, Payor will make payments for Covered Services directly to Physician in accordance with the terms and conditions of this Agreement and the rates set forth in the payment attachment applicable to the Plan type of such individual. Physician agrees that in no event, including, but not limited to, nonpayment by Payor, or Payor’s insolvency, shall Physician bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Humana for services provided by Physician to Plans’ members. This provision shall not prohibit collection by Physician from Plans’ members for non-covered services and/or member cost share amounts in accordance with the terms of the applicable member Plan. Payors Plans will provide appropriate steerage mechanisms including benefit designs and/or physician directory and web site listings to ensure their covered individuals will have incentives to utilize Physician’s services. All obligations of Physician under this Agreement with respect to Humana’s Members shall equally apply to the individuals identified in Section 2.2 above.

3.	THIRD PARTY BENEFICIARIES

3.1	Except as is otherwise specifically provided in this Agreement, the parties have not created and do not intend to create by this Agreement any rights in other parties as third party beneficiaries of this Agreement, including, without limitation, Members.

4.	SCOPE OF AGREEMENT

4.1	This Agreement sets forth the rights, responsibilities, terms and conditions governing: (i) the status of Physician and Physician’s employees, subcontractors and/or independent contractors as health care providers (hereinafter referred to as “Participating Providers”) providing health care services; and (ii) Physician’s provision of professional medical services (hereinafter referred to as “Physician Services”) to Members. All terms and conditions of this Agreement which are applicable to “Physician” are equally applicable to each Participating Provider, unless the context requires otherwise.

4.2	Physician represents and warrants that it is authorized to negotiate terms and conditions of provider agreements, including this Agreement, and further to execute such agreements for and on behalf of itself and its Participating Providers. Physician further represents and warrants that Participating Providers will abide by the terms and conditions of this Agreement, including each of Physician’s employed, subcontracted or independently contracted physicians in the event Physician is organized and providing services hereunder as a group practice. The parties acknowledge and agree that nothing contained in this Agreement is intended to interfere with or hinder communications between Physician and Members regarding the Members’ medical conditions or treatment options, and Physician acknowledges that all patient care and related decisions are the sole responsibility of Physician and Humana does not dictate or control clinical decisions with respect to the medical care or treatment of Members.

4.3	Physician acknowledges and agrees that with respect to self-funded groups, unless otherwise provided herein, Humana’s responsibilities hereunder are limited to provider network administration and/or claims processing.

5.	SUBCONTRACTING PERFORMANCE

5.1	Physician shall provide directly, or through appropriate agreements with physicians and other licensed health care professionals and/or providers, Physician Services for Members. It is understood and agreed that Physician shall maintain written agreements with Participating Providers, if any, in a form comparable to, and consistent with, the terms and conditions established in this Agreement. Physician’s downstream provider agreements, if any, shall include terms and conditions which comply with all applicable requirements for provider agreements under state and federal laws, rules and regulations. In the event of a conflict between the language of the downstream provider agreements and this Agreement, the language in this Agreement shall control.

5.2	Physician shall provide Humana an executed letter of agreement (in a form substantially similar to the form attached hereto as the letter of agreement attachment) for each Participating Provider who is a physician and who is subcontracted or independently contracted with Physician prior to the provision of services by such Participating Provider to Members. Such Participating Providers, if any, who do not execute a letter of agreement may not participate under this Agreement and may not be listed in Humana’s provider directories.

6.	TERM AND TERMINATION

6.1	The term of this Agreement shall commence on , 20 (the “Effective Date”). The initial term of this Agreement shall be for one (1) year. This Agreement shall automatically renew for subsequent one (1) year terms unless either party provides written notice of non-renewal to the other party at least ninety (90) days prior to the end of the initial term or any subsequent renewal terms.

6.2	Notwithstanding anything to the contrary herein, either party may terminate this Agreement without cause at any time following the end of the initial term of this Agreement by providing to the other party ninety (90) days prior written notice of termination.

6.3	Humana may terminate this Agreement, or any individual Participating Provider, immediately upon written notice to Physician, stating the cause for such termination, in the event: (i) Physician’s, or any individual Participating Provider’s, continued participation under this Agreement may adversely affect the health, safety or welfare of any Member or brings Humana or its health care networks into disrepute; (ii) Physician or any individual Participating Provider fails to meet Humana’s credentialing or re-credentialing criteria; (iii) Physician or any individual Participating Provider is excluded from participation in any federal health care program; (iv) Physician or any individual Participating Provider voluntarily or involuntarily seeks protection from creditors through bankruptcy proceedings or engages in or acquiesces to receivership or assignment of accounts for the benefit of creditors; or (v) Humana loses its authority to do business in total or as to any limited segment of business, but then only as to that segment.

6.4

In the event of a breach of this Agreement by either party, the non-breaching party may terminate this Agreement upon at least sixty (60) days prior written notice to the breaching party, which notice shall specify in detail the nature of the alleged breach; provided, however, that if the alleged breach is susceptible to cure, the breaching party shall have thirty (30) days from the date of receipt of notice of termination to cure such breach, and if such breach is cured, then the notice of termination shall be void of and of no effect. If the breach is not cured within the thirty (30) day period, then the date of termination shall be that date set forth in the notice of termination. Notwithstanding the foregoing, any breach related to credentialing or re-credentialing, quality assurance issues or alleged breach regarding termination by Humana in the event that Humana determines that continued participation under this Agreement may affect adversely the health, safety or welfare of any Member or bring Humana or its health care networks into disrepute, shall not be subject to cure and shall be cause for immediate termination upon written notice to Physician.

6.5	Physician agrees that the notice, of termination or expiration of this Agreement shall not relieve Physician’s obligation to provide or arrange for the provision of Physician Services through the effective date of termination or expiration of this Agreement.

7.	POLICIES AND PROCEDURES

7.1	Physician agrees to use best efforts with Humana’s quality assurance, quality improvement, accreditation, risk management, utilization review, utilization management and other administrative policies and procedures established and revised by Humana from time to time and, in addition, those policies and procedures which are set forth in Humana’s Physician’s Administration Manual, or its successor (hereinafter referred to as the “Manual”), and bulletins or other written materials that may be promulgated by Humana from time to time to supplement the Manual. The Manual and updated policies and procedures may be issued and distributed by Humana in electronic format. Paper copies may be obtained by Physician upon written request. Revisions to such policies and procedures shall become binding upon Physician thirty (30) days after such notice to Physician by mail or electronic means, or such other period of time as necessary for Humana to comply with any statutory, regulatory and/or accreditation requirements.

8.	CREDENTIALING AND PROFESSIONAL LIABILITY INSURANCE

8.1	Participation under this Agreement by Physician and Participating Providers is subject to the satisfaction of all applicable credentialing and re-credentialing standards established by Humana. Physician shall provide Humana, or its designee, information necessary to ensure compliance with such standards at no cost to Humana or its designee. Physician agrees to use electronic credentialing and recredentialing processes when administratively feasible. Physician, as applicable, and all Participating Providers providing Physician Services to Humana Members shall be credentialed in accordance with Humana’s credentialing process prior to receiving participating status with Humana.

8.2

Physician shall maintain, at no expense to Humana, policies of comprehensive general liability, professional liability, and workers compensation coverage as required by law, insuring Physician and Physician’s employees and agents against any claim or claims for damages arising as a result of injury to property or person, including death, occasioned directly or indirectly in connection with the provision of Physician Services contemplated by this Agreement and/or the maintenance of Physician’s facilities and equipment. Upon request, Physician shall provide Humana with evidence of said coverage, of which minimum professional liability coverage shall be two-hundred fifty thousand dollars ($500,000) per occurrence and seven-hundred fifty thousand dollars ($1,000,000) in the aggregate, or such greater amounts as are required by state law.

Physician shall provide Humana with written notice at least ten (10) days prior to any cancellations and/or modifications in the coverage. Physician shall within ten (10) business days following service upon Physician, or such other period of time as may be required by any applicable law, rule or regulation, notify Humana in writing of any Member lawsuit alleging malpractice involving a Member.

9.	PROVISION OF MEDICAL SERVICES

9.1	Physician shall provide Members all available medical services within the normal scope of and in accordance with Physician’s: (a) licenses and certifications, and (b) privileges to provide certain services based upon Physician’s qualifications as determined by Humana. Physician agrees to comply with all requests for information related to Physician’s qualifications in connection with Humana’s determination whether to extend privileges to provide certain services and/or procedures to Members. Physician shall not bill, charge, seek payment or have any recourse against Humana or Members for any amounts related to the provision of Physician Services for which Humana has notified Physician that privileges to perform such services have not been extended.

9.2	Physician shall maintain all office medical equipment including, but not limited to, imaging, diagnostic and/or therapeutic equipment (hereinafter referred to as “Equipment”) in acceptable working order and condition and in accordance with the Equipment manufacturer’s recommendations for scheduled service and maintenance. Such Equipment shall be located in Physician’s office locations that promote patient and employee safety. Physician shall provide Humana or its agents with access to such Equipment for inspection and an opportunity to review all records reflecting Equipment maintenance and service history. Such Equipment shall only be operated by qualified technicians with appropriate training and required licenses and certifications.

9.3	Equipment owned and/or operated by Physician shall comply with all standards for use of such Equipment and technician qualifications established by Humana. Physician agrees to comply with all requests for information related to Equipment and Physician’s and/or Physician’s staff, qualifications for use of same. In the event: (i) Physician’s Equipment fails to meet Humana’s standards; or (ii) Physician declines to comply with Humana’s standards for use of Equipment, Physician agrees that it will not use such Equipment while providing services to Members and shall not bill, charge, seek payment or have any recourse against Humana or Members for any amounts for services with respect to such Equipment.

10.	STANDARDS OF PROFESSIONAL PRACTICE

10.1	Physician Services shall be made available to Members without discrimination on the basis of type of health benefits plan, source of payment, sex, age, race, color, religion, national origin, health status or disability. Physician shall provide Physician Services to Members in the same manner as provided to their other patients and in accordance with prevailing practices and standards of the profession.

11.	MEDICAL RECORDS

11.1

Physician shall prepare, maintain and retain as confidential the medical records of all Members receiving Physician Services, and Members’ other personally identifiable health information received from Humana, in a form and for time periods required by applicable state and federal laws, licensing requirements, accreditation and reimbursement rules and regulations to which Physician is subject, and in accordance with accepted medical practice. Physician shall obtain authorization of Members permitting Humana, and/or any state or federal agency as permitted by law, to obtain a copy and have access, upon reasonable request, to any medical record of Member related to services provided by Physician pursuant to applicable state and federal laws. Copies of such records for the purpose of claims processing shall be made and provided by Physician at no cost to Humana or the Member.

11.2	Physician and Humana agree to maintain the confidentiality of information maintained in the medical records of Members, and information obtained from Humana through the verification of Member eligibility, as required by law. This Section 11 shall survive expiration or termination of this Agreement, regardless of the cause.

12.	GRIEVANCE AND APPEALS PROCESS/BINDING ARBITRATION

12.1	Physician shall cooperate and participate with Humana in grievance and appeals procedures to resolve disputes that may arise between Humana and its Members for Physician Services that have been provided.

12.2	In the event of a dispute between Physician and Humana which is not resolved as set forth in Section 22 below, or which the parties cannot settle by mutual agreement, the dispute shall be resolved by binding arbitration, conducted by a single arbitrator selected by the parties from a panel of arbitrators proposed by the American Arbitration Association (“AAA”). This applies, without limitation, to any dispute arising out of the parties’ business relationship, including allegations or claims involving violations of state or federal laws or regulations. In the event the parties cannot agree on the arbitrator, then the arbitrator shall be appointed by the AAA. The arbitration shall be conducted in Austin, Texas, in accordance with and subject to the Commercial Arbitration Rules of the AAA then in effect, or under such other mutually agreed upon guidelines. Judgment upon the award rendered in any such arbitration may be entered in any court of competent jurisdiction, or application may be made to such court for judicial acceptance and enforcement of the award, as applicable law may require or allow. The submission of any dispute to arbitration shall not adversely affect either party’s right to seek preliminary injunctive relief with respect to an actual or threatened termination, repudiation or rescission of the Agreement. Except as expressly set forth in Section 22 below, the costs of any arbitration proceeding(s) hereunder shall be borne equally by the parties, and each party shall be responsible for its own attorneys’ fees and such other costs and expenses incurred related to the proceedings. Arbitrations hereunder shall be conducted solely between Physician and Humana; class-based arbitration shall not be permitted. The parties agree this Agreement is a transaction involving interstate commerce and therefore that the Federal Arbitration Act, 9 U.S.C. §1 et seq. applies.

13.	USE OF PHYSICIAN’S NAME

13.1

Humana may include the following information in any and all marketing and administrative materials published or distributed in any medium: Physician’s name, telephone number, address, office hours, type of practice or specialty, hospital affiliation, Internet web-site address, and the names of Participating Providers, including physicians providing care at Physician’s office, and hospital affiliation, board certification, and other education and training history, if applicable, of Participating Providers. Humana will provide Physician with access to such information or copies of such administrative or marketing materials upon request.

13.2	Physician may advertise or utilize marketing materials, logos, trade names, service marks, or other materials created or owned by Humana after obtaining Humana’s written consent. Physician shall not acquire any right or title in or to such materials as a result of such permissive use. Humana may advertise or utilize marketing materials, logos, trade names, service marks of other materials created and owned by Physician after obtaining Physician’s written consent. Humana shall not acquire any right to title in or to such materials as a result of such permissive use.

13.3	Physician agrees to allow Humana to distribute a public announcement of Physician’s affiliation with Humana.

14.	PAYMENT

14.1	Physician shall accept payment from Humana for those services for which benefits are payable under a Member’s health benefits contract (hereinafter referred to as “Covered Services”) provided to Member in accordance with the reimbursement terms in the payment attachment. Physician shall collect directly from Member any co-payment, coinsurance, or other member cost share amounts (hereinafter referred to as “Co-payments”) applicable to the Covered Services provided and shall not waive, discount or rebate any such Co-payments. Payments made in accordance with the payment attachment less the Co- payments owed by Members pursuant to their health benefits contracts shall be accepted by Physician as payment in full from Humana for all Covered Services. This provision shall not prohibit collection by Physician from Member for any services not covered under the terms of the applicable Member health benefits contract.

14.2	Physician agrees that payment may not be made by Humana for services rendered to Members which are determined by Humana not to be Medically Necessary. “Medically Necessary” (or “Medical Necessity”), unless otherwise defined in the applicable Member health benefits contract, means services or supplies provided by a licensed, certified or approved, as applicable, hospital, physician or other health care provider to identify or treat a condition, disease, ailment, sickness or bodily injury and which, in the opinion of Humana, are: (i) consistent with the symptoms, diagnosis and treatment of the condition, disease, ailment, sickness or bodily injury; (ii) appropriate with regard to standards of accepted medical practice; (iii) not primarily for the convenience of the patient or the hospital, physician, or other health care provider; (iv) the most appropriate and cost-effective supply, setting, or level of service which safely can be provided to the patient; and (v) substantiated by records and documentation maintained by the provider of services. When applied to an inpatient, it further means that the patient’s symptoms or condition requires that the services or the supplies cannot be provided safely to the patient as an outpatient. Physician agrees that in the event of a denial of payment for Physician Services rendered to Members determined not to be Medically Necessary by Humana, that Physician shall not bill, charge, seek payment or have any recourse against Member for such services.

14.3

Physician agrees that Humana may recover overpayments made to Physician by Humana by offsetting such amounts from later payments to Physician, including, without limitation, making retroactive adjustments to payments to Physician for errors and omissions relating to data entry errors and incorrectly submitted claims or incorrectly applied discounts. Humana shall provide Physician thirty (30) days advance written notice of Humana’s intent to offset such amounts prior to deduction of any monies due. If Physician does not refund said monies or request review of the overpayments described in the notice within thirty (30) days following receipt of notice from Humana, Humana may without further notice to Physician deduct such amounts from later payments to Physician. Humana may make retroactive adjustments to payments for a period not to exceed eighteen (18) months from original date of payment or such other period as may be required or allowed by applicable law.

14.4	In the event Humana has access to Physician’s, or a Participating Provider’s, services through one or more other agreements or arrangements in addition to this Agreement, Humana will determine under which agreement or arrangement payment for Covered Services will be made.

14.5	Nothing contained in this Agreement is intended by Humana to be a financial incentive or payment that directly or indirectly acts as an inducement for Physician to limit Medically Necessary services.

15.	SUBMISSION OF CLAIMS

15.1	Physician shall submit all claims to Humana or its designee, as applicable, using the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) compliant 837 electronic format, or a CMS 1500 and/or UB-92, or their successors, within ninety (90) days from the date of service or within the time specified by applicable state law. Humana may, in its sole discretion, deny payment for any claim(s) received by Humana after the later of ninety (90) days from the date of service, or the time specified by applicable state law. Physician acknowledges and agrees that at no time shall Members be responsible for any payments to Physician except for applicable Copayments and non-covered services provided to such Members

15.2	Humana will process Physician claims which are accurate and complete in accordance with Humana’s normal claims processing procedures and applicable state and/or federal laws, rules and regulations with respect to the timeliness of claims processing. Such claims processing procedures may include, without limitation, automated systems applications which identify, analyze and compare the amounts claimed for payment with the diagnosis codes and which analyze the relationships among the billing codes used to represent the services provided to Members. These automated systems may result in an adjustment of the payment to the Physician for the services or in a request, prior to payment, for the submission for review of medical records that relate to the claim. Physician may request reconsideration of any adjustments produced by these automated systems by submitting a timely request for reconsideration to Humana.

15.3	Physician shall use best efforts to submit all claims to Humana by electronic means available and accepted as industry standards that are mutually agreeable, and which may include claims clearinghouses or electronic data interface companies used by Humana. Physician acknowledges that Humana may market certain products that will require electronic submission of claims in order for Physician to participate.

16.	COORDINATION OF BENEFITS

16.1	When a Member has coverage, other than with Humana, which requires or permits coordination of benefits from a third party payor in addition to Humana, Humana will coordinate its benefits with such other payor(s). In all cases, Humana will coordinate benefits payments in accordance with applicable laws and regulations and in accordance with the terms of its health benefits contracts. When permitted to do so by such laws and regulations and by its health benefits contracts, Humana will pay the lesser of: (i) the amount due under this Agreement; (ii) the amount due under this Agreement less the amount payable or to be paid by the other payor(s); or (iii) the difference between allowed billed charges and the amount paid by the other payor(s). In no event, however, will Humana, when its plan is a secondary payor, pay an amount, which, when combined with payments from the other payor(s), exceeds the rates set out in this Agreement; provided, however, if Medicare is the primary payer, Humana will, to the extent required by applicable law, regulation or Centers for Medicare and Medicaid Services (“CMS”) Office of Inspector General (“OIG”) guidance, pay Physician an amount up to the amount Humana would have paid, if it had been primary, toward any applicable unpaid Medicare deductible or coinsurance.

17.	NO LIABILITY TO MEMBER FOR PAYMENT

17.1	Physician agrees that in no event, including, but not limited to, nonpayment by Humana, Humana’s insolvency or breach of this Agreement, shall Physician or any Participating Provider bill, charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against Members or persons other than Humana (or the payor issuing the health benefits contract administered by Humana) for Covered Services provided by Physician. This provision shall not prohibit collection by Physician from Member for any non-covered service and/or Copayments in accordance with the terms of the applicable Member health benefits contract.

17.2	Physician further agrees that: (i) this provision shall survive the expiration or termination of this Agreement regardless of the cause giving rise to expiration or termination and shall be construed to be for the benefit of the Member; (ii) this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Physician and Member or persons acting on their behalf; and (iii) this provision shall apply to all employees, agents, trustees, assignees, subcontractors, and independent contractors of Physician, and Physician shall obtain from such persons specific agreement to this provision.

17.3	Any modification to this Section 17 shall not become effective unless approved by the Commissioner of Insurance, in the event such approval is required by applicable state law or regulation, or such changes are deemed approved in accordance with state law or regulation.

18.	ACCESS TO INFORMATION

18.1

Physician agrees that Humana, or any state or federal regulatory agency as required by law, shall have reasonable access and an opportunity to examine Physician’s financial record annually and administrative records, as needed, as they relate to services provided to Members during normal business hours, on at least seventy-two

(72) hours advance notice, or such shorter notice as may be imposed on Humana by a federal or state regulatory agency or accreditation organization.

19.	NEW PRODUCT INTRODUCTION

19.1	From time to time during the term of this Agreement, Humana may develop or implement new products. Should Humana offer participation in any such new product to Physician, Physician shall be provided with sixty (60) days written notice prior to the implementation of such new product. If Physician does not object in writing to its participation in such new product within such sixty (60) day notice period, Physician shall be deemed to have accepted participation in the new product. In the event Physician objects to its participation in a new product, the parties shall confer in good faith to reach agreement on the terms of Physician’s participation. If agreement on such new product cannot be reached, such new product shall not apply to this Agreement. Humana may in its discretion, establish, develop, manage and market provider networks in which Physician may not be selected to participate.

20.	ASSIGNMENT AND DELEGATION

20.1	The assignment by Humana of this Agreement or any interest hereunder shall require notice to and the written consent of Physician. Any attempt by Humana to assign this Agreement or its interest hereunder without complying with the terms of this paragraph shall be void and of no effect, and Physician, at its option, may elect to terminate the Agreement upon thirty (30) days written notice to Humana, without any further liability or obligation to Humana. Physician may assign this Agreement in whole or in part to any purchaser of or successor to the assets or operation of Physician, or to any affiliate of Physician, provided that the assignee agrees to assume Physician’s obligations under this Agreement. Upon notice assignment by Physician, Humana may terminate this Agreement upon thirty (30) days written notice to Physician.

21.	COMPLIANCE WITH REGULATORY REQUIREMENTS

21.1	Physician acknowledges, understands and agrees that this Agreement may be subject to the review and approval of state regulatory agencies with regulatory authority over the subject matter to which this Agreement may be subject. Any modification of this Agreement requested by such agencies or required by applicable law or regulations shall be incorporated herein as provided in Section 23.10, of this Agreement.

21.2

Physician and Humana agree to be bound by and comply with the provisions of all applicable state and/or federal laws, rules and regulations. The alleged failure by either party to comply with applicable state and/or federal laws, rules or regulations shall not be construed as allowing either party a private right of action against the other in any court, administrative or arbitration proceeding in matters in which such right is not recognized or authorized by such law or regulation. Physician and Participating Providers agree to procure and maintain for the term of this Agreement all license(s) and/or certification(s) as is required by applicable law and Humana’s policies and procedures. Physician shall notify Humana immediately of any changes in licensure or certification status of Physician or Participating Providers. If Physician or any individual Participating Provider violates any of the provisions of applicable state and/or federal laws, rules and regulations, or commits any act or engages in conduct for which Physician’s or Participating Providers’ professional licenses are revoked or suspended, or otherwise is restricted by any state licensing or certification agency by which Physician or Participating Providers are licensed or certified, Humana may immediately terminate this Agreement or any individual Participating Provider.

22.	DISPUTE RESOLUTION/LIMITATIONS ON PROCEEDINGS

22.1	Physician and Humana agree that in the event they are unable to resolve disputes that may arise with respect to this Agreement, Physician will first exhaust any internal Humana administrative review or appeal mechanisms prior to submitting any matters to binding arbitration.

22.2	Physician may contest the amount of the payment, denial or nonpayment of a claim only within a period of eighteen (18) months following the date such claim was paid, denied or not paid by the required date by Humana. In order to contest such payments, Physician shall provide to Humana, at a minimum, in a clear and acceptable written format, the following information: Member name and identification number, date of service, relationship of the Member to the patient, claim number, name of the provider of the services, charge amount, payment amount, the allegedly correct payment amount, difference between the amount paid and the allegedly correct payment amount, and a brief explanation of the basis for the contestation. Humana will review such contestation(s) and respond to Physician within sixty (60) days of the date of receipt by Humana of such contestation. In the event a dispute about the contestations cannot be resolved by mutual agreement or as set forth above, either party may submit the matter for non-binding mediation to a board certified mediator selected by the parties or from a panel of mediators proposed by the AAA. In the event the parties cannot agree on the mediator, then the mediator shall be appointed by the AAA. The mediation shall occur within sixty (60) days following the submission by Humana of the matter to the mediator. If the mediation does not occur within such time period or neither party submits the dispute to mediation, either party may submit the dispute to binding arbitration in accordance with Section 12.2 above. The dispute shall not be submitted to binding arbitration by either party prior to the expiration of the sixty (60) day period allowed for Humana’s response to the contestation. Except as set forth below, the cost of the mediation shall be divided equally between the parties. The parties shall first exhaust the contestation procedures described above prior to submitting the contestations dispute to binding arbitration in accordance with Section 12.2 above. In the event of a determination, following either the review of the claims contestations by Humana, or following mediation or the arbitration proceedings described in Section 12.2 above, that the claims in dispute, in the aggregate, were processed and paid correctly, Physician shall, upon request of Humana, reimburse Humana for its costs in reviewing the claims contestations and reprocessing the claims and, in the event the matter was submitted by either party for mediation or arbitration, the costs and expenses, and attorneys fees incurred by Humana that are attributable to the mediation or arbitration proceeding. In the event of a determination, following either the review of the claims contestations by Humana or following mediation or the arbitration proceedings described in Section 12.2 above, that the claims in dispute, in the aggregate, were not processed and paid correctly by Humana, Humana shall, upon request of Physician, reimburse Physician’s costs in preparing the claims contestation submission to Humana, and, in the event the matter was submitted by either party for mediation or arbitration, the costs and expenses, and attorneys fees incurred by Physician that are attributable to the mediation or arbitration proceeding.

23.	MISCELLANEOUS PROVISIONS

23.1	SEVERABILITY. If any part of this Agreement should be determined to be invalid, unenforceable, or contrary to law, that part shall be reformed, if possible, to conform to law, and if reformation is not possible, that part shall be deleted, and the other parts of this Agreement shall remain fully effective.

23.2	GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the applicable laws of the State of Texas. The parties agree that applicable state and/or federal laws and/or regulations may make it necessary to include in this Agreement specific provisions relevant to the subject matter contained herein. Such state law provisions, if any, are set forth in the state law coordinating provisions attachment hereto. Such federal law provisions, if any, are set forth in the Medicare Advantage provisions attachment hereto. The parties agree to comply with any and all such provisions and in the event of a conflict between the provisions in the state law coordinating provisions attachment and/or the Medicare Advantage provisions attachment and any other provisions in this Agreement, the provisions in those attachments, as applicable, shall control. In the event that state and/or federal laws and/or regulations enacted after the Effective Date expressly require specific language be included in this Agreement, such provisions are hereby incorporated by reference without further notice by or action of the parties and such provisions shall be effective as of the effective date stated in such laws, rules or regulations.

23.3	WAIVER. The waiver, whether express or implied, of any breach of any provision of this Agreement shall not be deemed to be a waiver of any subsequent or continuing breach of the same provision. In addition, the waiver of one of the remedies available to either party in the event of a default or breach of this Agreement by the other party shall not at any time be deemed a waiver of a party’s right to elect such remedy at any subsequent time if a condition of default continues or recurs.

23.4	NOTICES. Any notices, requests, demands or other communications, except notices of changes in policies and procedures pursuant to Section 7, required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given: (i) on the date of personal delivery; or (ii) provided such notice, request, demand or other communication is received by the party to which it is addressed in the ordinary course of delivery: (a) on the third day following deposit in the United States mail, postage prepaid or by certified mail, return receipt requested; (b) on the date of transmission by facsimile transmission; or (c) on the date following delivery to a nationally recognized overnight courier service, each addressed to the other party at the address set forth below their respective signatures to this Agreement, or to such other person or entity as either party shall designate by written notice to the other in accordance herewith. Humana may also provide such notices to Physician by electronic means to the e¬mail address of Physician set forth on the Cover Sheet to this Agreement or to other e-mail addresses Physician provides to Humana by notice as set forth herein. Unless a notice specifically limits its scope, notice to any one party included in the term “Physician” or “Humana” shall constitute notice to all parties included in the respective terms.

23.5

CONFIDENTIALITY. Physician agrees that the terms of this Agreement and information regarding any dispute arising out of this Agreement are confidential, and agrees not to disclose the terms of this Agreement nor information regarding any dispute arising out of this Agreement to any third party without the express written consent of

Humana, except pursuant to a valid court order, or when disclosure is required by a governmental agency. Notwithstanding anything to the contrary herein, the parties acknowledge and agree that Physician may discuss the payment methodology included herein with Members requesting such information.

23.6	COUNTERPARTS, HEADINGS AND CONSTRUCTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together constitute one and the same instrument. The headings in this Agreement are for reference purposes only and shall not be considered a part of this Agreement in construing or interpreting any of its provisions. Unless the context otherwise requires, when used in this Agreement, the singular shall include the plural, the plural shall include the singular, and all nouns, pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons may require. It is the parties desire that if any provision of this Agreement is determined to be ambiguous, then the rule of construction that such provision is to be construed against its drafter shall not apply to the interpretation of the provision.

23.7	INCORPORATION OF ATTACHMENTS. All attachments attached hereto are incorporated herein by reference.

23.8	FORCE MAJEURE. Neither party to this Agreement shall be deemed to breach its obligations under this Agreement if that party’s failure to perform under the terms of this Agreement is due to an act of God, riot, war or natural disaster.

23.9	ENTIRE AGREEMENT. This Agreement, including the attachments, addenda and amendments hereto and the documents incorporated herein, constitutes the entire agreement between Humana and Physician with respect to the subject matter hereof, and it supersedes any prior or contemporaneous agreements, oral or written, between Humana and Physician.

23.10	MODIFICATION OF AGREEMENT. This Agreement may be amended in writing as mutually agreed upon by Physician and Humana. In addition, Humana may amend this Agreement upon sixty (60) days’ written notice to Physician. Failure of Physician to object in writing to such amendment during the sixty (60) day notice period shall constitute acceptance of such amendment by Physician.

IN WITNESS WHEREOF, the parties have the authority necessary to bind the entities identified herein and have executed this Agreement to be effective as of the Effective Date.

PHYSICIAN/AUTHORIZED SIGNATURE	HUMANA

Signature:	Signature:

Printed Name:	Printed Name:

Title:	Title:

Date:	Date:

Address for Notice: PHYSICIAN:	HUMANA:
Whiteglove House Call Health 515 Capital of Texas Hwy. Suite 225 Austin, T 78746

Copy to: Humana Inc. P.O. Box 1438 Louisville, Kentucky 40201-1438 Attn: Law Department

PRODUCT PARTICIPATION LIST

ATTACHMENT

Physician agrees to participate in the health benefits plan(s) selected below, whether self-funded or fully insured, that are offered or administered by Humana.

Health Benefits Plan (Check only those which apply)

Commercial HMO Plans	☒

Commercial EPO Plans	☒

Traditional Plans (Indemnity)	☒

PHYSICIAN INFORMATION

ATTACHMENT

(To be provided by Physician prior to execution of this Agreement.)

The following information is to be listed below for Physician and each Participating Provider: address, phone number, fax number, tax identification number, contact person, area of specialty, office hours, and area hospitals where Physician and Participating Providers have admitting privileges and the corresponding hospital privilege category.

LETTER OF AGREEMENT

ATTACHMENT

WHEREAS, Humana insurance Company, Humana Health Plan of Texas, Inc., and their affiliates who underwrite or administer health plans (hereinafter referred to as “Humana”), and                                                                                   .(hereinafter referred to as “Physician”) entered into a Physician Participation Agreement (hereinafter “Agreement”) on                                          AND

WHEREAS, Physician and Humana agreed to be bound by the terms and conditions of the Agreement, AND

WHEREAS, the undersigned physician (hereinafter referred to as “Participating Provider”) is a member of Physician, and a Participating Provider pursuant to the Agreement between Physician and Humana, AND

WHEREAS, Participating Provider acknowledges and agrees that the joinder of the Humana companies above shall not be construed as imposing joint responsibility or cross guarantee between or among Humana companies.

NOW, THEREFORE, the parties hereby agree as follows:

Participating Provider agrees to abide by all of the terms and conditions set forth in the Agreement, and to abide by all Humana policies and procedures established and revised from time to time by Humana including, but not limited to, quality assurance, quality improvement, risk management, utilization management, credentialing and recredentialing, and grievances/appeals.

Participating Provider unconditionally authorizes Humana and Physician to share information, including but not limited to credentialing, recredentialing, quality management and utilization management information as related to treatment of individuals covered under those Humana health benefits plans covered under the Agreement (hereinafter “Members”). However, it is understood expressly that the information shall not be shared with anyone not a party to the Agreement, unless required by law or pursuant to prior written consent of Participating Provider.

Participating Provider acknowledges that Participating Provider has been provided an opportunity to read the Agreement, all of the terms of which are hereby incorporated by reference.

Participating Provider further agrees that payment to Physician or Participating Provider, as applicable, from Humana, less any Co-payments owed by the Member, is payment in full for health care services provided or arranged for Members in accordance with the applicable Member health benefits contract and the terms and conditions of this Agreement. Participating Provider shall look solely to Physician for payment and agrees that payments made by Humana to Physician for Covered Services rendered to Members by Participating Provider constitutes payment in full to Participating Provider.

Participating Provider further agrees that in the event of termination or expiration of the Agreement, or in the event Physician is dissolved for whatever reason, Participating Provider shall continue to provide health care services under the terms and conditions of the Agreement and Humana agrees to continue to pay Participating Provider in accordance with the fee-for-service payment arrangements stated in the payment attachment of the Agreement, for a period of one hundred and eighty (180) days after notice of dissolution of Physician or the effective date of termination or expiration of the Agreement, during which time a new physician agreement may be negotiated between Humana and the individual Participating Provider. Humana may terminate such Participating Provider participation at any time after dissolution of Physician or termination or expiration of the Agreement upon written notice to Participating Provider.

HUMANA	PARTICIPATING PROVIDER

Signature:	Signature:
Print Name:	Print Name:
Date:	Date:

LETTER OF AGREEMENT

ATTACHMENT

WHEREAS, Humana insurance Company, Humana Health Plan of Texas, Inc., and their affiliates who underwrite or administer health plans (hereinafter referred to as “Humana”), and                                                                                   .(hereinafter referred to as “Physician”) entered into a Physician Participation Agreement (hereinafter “Agreement”) on                                          AND

WHEREAS, Physician and Humana agreed to be bound by the terms and conditions of the Agreement, AND

WHEREAS, the undersigned physician (hereinafter referred to as “Participating Provider”) is a member of Physician, and a Participating Provider pursuant to the Agreement between Physician and Humana, AND

WHEREAS, Participating Provider acknowledges and agrees that the joinder of the Humana companies above shall not be construed as imposing joint responsibility or cross guarantee between or among Humana companies.

NOW, THEREFORE, the parties hereby agree as follows:

Participating Provider agrees to abide by all of the terms and conditions set forth in the Agreement, and to abide by all Humana policies and procedures established and revised from time to time by Humana including, but not limited to, quality assurance, quality improvement, risk management, utilization management, credentialing and recredentialing, and grievances/appeals.

Participating Provider unconditionally authorizes Humana and Physician to share information, including but not limited to credentialing, recredentialing, quality management and utilization management information as related to treatment of individuals covered under those Humana health benefits plans covered under the Agreement (hereinafter “Members”). However, it is understood expressly that the information shall not be shared with anyone not a party to the Agreement, unless required by law or pursuant to prior written consent of Participating Provider.

Participating Provider acknowledges that Participating Provider has been provided an opportunity to read the Agreement, all of the terms of which are hereby incorporated by reference.

Participating Provider further agrees that payment to Physician or Participating Provider, as applicable, from Humana, less any Co-payments owed by the Member, is payment in full for health care services provided or arranged for Members in accordance with the applicable Member health benefits contract and the terms and conditions of this Agreement. Participating Provider shall look solely to Physician for payment and agrees that payments made by Humana to Physician for Covered Services rendered to Members by Participating Provider constitutes payment in full to Participating Provider.

Participating Provider further agrees that in the event of termination or expiration of the Agreement, or in the event Physician is dissolved for whatever reason, Participating Provider shall continue to provide health care services under the terms and conditions of the Agreement and Humana agrees to continue to pay Participating Provider in accordance with the fee-for-service payment arrangements stated in the payment attachment of the Agreement, for a period of one hundred and eighty (180) days after notice of dissolution of Physician or the effective date of termination or expiration of the Agreement, during which time a new physician agreement may be negotiated between Humana and the individual Participating Provider. Humana may terminate such Participating Provider participation at any time after dissolution of Physician or termination or expiration of the Agreement upon written notice to Participating Provider.

HUMANA	PARTICIPATING PROVIDER

Signature:	Signature:
Print Name:	Print Name:
Date:	Date:

LETTER OF AGREEMENT

ATTACHMENT

WHEREAS, Humana insurance Company, Humana Health Plan of Texas, Inc., and their affiliates who underwrite or administer health plans (hereinafter referred to as “Humana”), and                                                                                   .(hereinafter referred to as “Physician”) entered into a Physician Participation Agreement (hereinafter “Agreement”) on                                      AND

WHEREAS, Physician and Humana agreed to be bound by the terms and conditions of the Agreement, AND

WHEREAS, the undersigned physician (hereinafter referred to as “Participating Provider”) is a member of Physician, and a Participating Provider pursuant to the Agreement between Physician and Humana, AND

WHEREAS, Participating Provider acknowledges and agrees that the joinder of the Humana companies above shall not be construed as imposing joint responsibility or cross guarantee between or among Humana companies.

NOW, THEREFORE, the parties hereby agree as follows:

Participating Provider agrees to abide by all of the terms and conditions set forth in the Agreement, and to abide by all Humana policies and procedures established and revised from time to time by Humana including, but not limited to, quality assurance, quality improvement, risk management, utilization management, credentialing and recredentialing, and grievances/appeals.

Participating Provider unconditionally authorizes Humana and Physician to share information, including but not limited to credentialing, recredentialing, quality management and utilization management information as related to treatment of individuals covered under those Humana health benefits plans covered under the Agreement (hereinafter “Members”). However, it is understood expressly that the information shall not be shared with anyone not a party to the Agreement, unless required by law or pursuant to prior written consent of Participating Provider.

Participating Provider acknowledges that Participating Provider has been provided an opportunity to read the Agreement, all of the terms of which are hereby incorporated by reference.

Participating Provider further agrees that payment to Physician or Participating Provider, as applicable, from Humana, less any Co-payments owed by the Member, is payment in full for health care services provided or arranged for Members in accordance with the applicable Member health benefits contract and the terms and conditions of this Agreement. Participating Provider shall look solely to Physician for payment and agrees that payments made by Humana to Physician for Covered Services rendered to Members by Participating Provider constitutes payment in full to Participating Provider.

Participating Provider further agrees that in the event of termination or expiration of the Agreement, or in the event Physician is dissolved for whatever reason, Participating Provider shall continue to provide health care services under the terms and conditions of the Agreement and Humana agrees to continue to pay Participating Provider in accordance with the fee-for-service payment arrangements stated in the payment attachment of the Agreement, for a period of one hundred and eighty (180) days after notice of dissolution of Physician or the effective date of termination or expiration of the Agreement, during which time a new physician agreement may be negotiated between Humana and the individual Participating Provider. Humana may terminate such Participating Provider participation at any time after dissolution of Physician or termination or expiration of the Agreement upon written notice to Participating Provider.

HUMANA	PARTICIPATING PROVIDER

Signature:	Signature:
Print Name:	Print Name:
Date:	Date:

PAYMENT ATTACHMENT

1.	REIMBURSEMENT

Commercial HMO Plan(s)

Physician agrees to accept as payment in full from Humana for Covered Services rendered to Members of commercial HMO plan(s) covered by this Agreement, [****] break down as defined below of [****], or Physician’s billed charges, whichever is less, less any Co-payments due from Members. For any claims for Covered Services rendered to such Members that are billed under codes not listed on [****], Physician agrees to accept as payment in full from Humana, [****] or Physician’s billed charges, whichever is less, less any Co-payments due from Members for vaccines, drugs and injectables,

For services of a physician extender, Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for Covered Services rendered to Members of commercial plan(s) covered by this Agreement, [****] or Physician’s billed charges, whichever is less, less any Co-payments due from Member. For any claims for Covered Services rendered to such Members that are [****], Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for such Covered Services, [****] or Physician’s billed charges, whichever is less, less any Co-payments due from Member.

Commercial EPO Plan(s)

Physician agrees to accept as payment in full from Humana for Covered Services rendered to Members of commercial EPO plan(s) covered by this Agreement, [****], less any Co-payments due from Members. For any claims for Covered Services rendered to such Members that are billed under codes not listed on [****], Physician agrees to accept as payment in full from Humana, [****], whichever is less, less any Copayments due from Members.

For services of a physician extender, Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for Covered Services rendered to Members of commercial plan(s) covered by this Agreement, [****] or Physician’s billed charges, whichever is less, less any Co-payments due from Member, For any claims for Covered Services rendered to such Members that are billed under codes not listed on [****], Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for such Covered Services, [****] or Physician’s billed charges, whichever is less, less any Co-payments due from Member.

Traditional Plan(s)

Physician agrees to accept as payment in full from Humana for Covered Services rendered to Members of traditional plan(s) covered by this Agreement, [****], or Physician’s billed charges, whichever is less, less any Co-payments due from Members. . For any claims for Covered Services rendered to such Members that are billed under codes not listed on [****]. Physician agrees to accept as payment in full from Humana, [****] or Physician’s billed charges, whichever is less, less any Co-payments due from Members.

For services of a physician extender, Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for Covered Services rendered to Members

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

of commercial plan(s) covered by this Agreement, [****] or Physician’s billed charges, whichever is less, less any Co-payments due from Member. For any claims for Covered Services rendered to such Members that are billed under [****], Physician agrees and shall require the physician extender to agree to accept as payment in full from Humana for such Covered Services, [****] or Physician’s billed charges, whichever is less, less any Co-payments due from Member.

Reimbursement break down by code range and percentage payable:

•	Evaluation and Management Services [****]: All covered services for evaluation and management services will be reimbursed at [****] will be reimbursed at [****].

•	Surgery Services [****]: [****] will be reimbursed at [****]. All other covered services for surgery services will be reimbursed at [****].

•	Surgery Services [****]: [****] will be reimbursed at [****]. All other covered services for surgery services will be reimbursed at [****].

•	Radiology - Including Nuclear Medicine and Diagnostic Ultrasound Services [****]: All covered services for radiology services will be reimbursed at [****].

•

Pathology and Laboratory Services [****]: Humana STAT pathology and laboratory codes will be reimbursed at [****]. Humana STAT laboratory codes are as follows: 81000, 81002, 81005, 81015, 81025, 82270, 82947, 82948, 85007, 85008, 85009, 85013, 85014, 85021, 85022, 85027, 85031, 87205, 87207, 87210, 87220, and 87880. CPT code 36415 when appropriate will be paid at [****]. All other codes will be reimbursed at [****].

•

Medicine Services (except Anesthesiology and vaccines) [****]: CPT code [****] will be reimbursed at [****]. All other covered services for medicine services, excluding anesthesiology, will be reimbursed at [****].

•

Medicine Services Chiropractic, Physical Therapy, Speech Therapy and Occupational Therapy (except Anesthesiology) [****]: All covered services for medicine services, excluding anesthesiology, will be reimbursed at [****].

•	HCPCS Codes: All covered services for [****], with the [****], will be reimbursed at [****].

•	Drugs, Immunizations, Vaccines and Injectables: [****] will be utilized for reimbursement for drugs, immunizations or injectables. These drugs and/or immunizations will be reimbursed at [****].

2.	Fee Schedule Description (079-787) Fee Schedule:

Humana’s (079-787) fee schedule is based upon a modified fixed version of the 2006 Medicare Resource Based Relative Value Scale (“RBRVS”) fee schedule and payment systems, including the site-of-service payment differential.

Humana may modify schedule (079-787) to include codes and/or fees for services that are not included in this fee schedule (hereinafter “Gap Codes”). In most cases, the Gap Codes are adjusted by Humana using the relative value unit (“RVU”) multiplied by Medicare’s conversion factor and geographic factor to assign the fee at the same percentage applied by Humana for other codes within the code range.

Additionally, Humana may incorporate new CPT and HCPCS codes into schedule (079-787). The fee attributable to such code(s) will be determined by applying the same percentage as

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Humana applied to other codes within such code range toe that code’s RBRVS which is current as of the date of creation of the code.

Periodic updates for new CPT codes, HCPCS codes and/or Gap Codes, or for modification of fees resulting from adjustments to a code’s RVU as specified above, shall be incorporated into schedule (079-787) without notice to Physician, but will be available to Physician upon request. Humana may make other adjustments and modifications to this fee schedule. In such case, Humana will provide Physician a ninety (90) day written notice prior to implementation of any other modifications and adjustments to schedule (079-787)

•	Evaluation and Management Services [****]: All covered services for evaluation and management services are fixed at [****].

•	Surgery Services [****]: All covered services for surgery services are fixed at [****].

•	Surgery Services [****]: All covered services for surgery services are fixed at [****].

•	Radiology - Including Nuclear Medicine and Diagnostic Ultrasound Services [****]: All covered services for radiology services are fixed at [****].

•

Pathology and Laboratory Services [****]: All covered services for pathology and laboratory will be reimbursed at [****]. Humana STAT pathology and laboratory codes are fixed at [****]. Humana STAT laboratory codes are as follows: 81000, 81002, 81005, 81015, 81025, 82270, 82947, 82948, 85007, 85008, 85009, 85013, 85014, 85021, 85022, 85027, 85031, 87205, 87207, 87210, 87220, 87880.

•	Medicine Services (except Anesthesiology and vaccines) [****]: All covered services for medicine services, excluding anesthesiology, are fixed at [****].

•

Medicine Services Chiropractic, Physical Therapy, Speech Therapy and Occupational Therapy (except Anesthesiology) [****]: All covered services for medicine services, excluding anesthesiology, are fixed at [****].

•	HCPCS Codes: All covered services for [****] are fixed at [****]. J codes (J0000 - J9999) will be reimbursed at [****].

•

Drugs, Immunizations, Vaccines and Injectables Not Included In Humana’s 2006 Medicare Fee Schedule: [****] will be utilized for reimbursement for drugs, immunizations or injectables. These drugs and/or immunizations will be reimbursed at [****].

Humana’s (201-544): [****] uses a percentage of the CMS Average Sales Price (ASP) or another industry standard as the basis of the 201-544 fee schedule. Notwithstanding anything to the contrary in the Agreement, in the event the basis for the schedule is changed from a percentage of ASP to another basis, then Humana will provide ninety (90) days advance notice to Provider, of the new basis. The list of codes and associated fees are reviewed and updated quarterly to reflect market pricing. These quarterly updates, if any, as well as any change in the basis may result in fees being adjusted either upwardly or downwardly. These updates shall be incorporated in the Humana’s injectable fee schedule (201-544) without notice to Provider, but will be made available to Provider upon request.

Humana’s (005-787) fee schedule is based on the RBRVS fee schedule and payment systems, including the site-of-service payment differential,

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

in effect as of the effective date of this Agreement and will change thereafter to reflect the annual updates to the schedule made by the Centers for Medicare and Medicaid Services (“CMS”). Additionally, Humana will adjust the schedule to include and assign fees for services which are not covered by RBRVS. A list of those Humana adjusted codes and fees will be available to Physician upon request.

Such annual updates by CMS and any corresponding adjustments by Humana shall be incorporated herein without notice to the Physician, but will be available to the Physician upon request. Humana may make other adjustments and modifications to the fee schedule. In such cases, Humana will provide to Physician a sixty (60) day written notice prior to implementation of any other modifications and adjustments to the fee schedule.

D.	Fee Schedule Samples

Humana has provided a representative sample of these fee schedules to Physician prior to Physician’s execution of this Agreement, and thereafter will supply a sample upon written request by Physician. Physician hereby acknowledges receipt of fee schedule sample.

3	PHYSICIAN EXTENDERS

Physician agrees that in the event that Physician employs, subcontracts or dependently contracts with or uses the services of a physician extender (that is a physician assistant, advanced registered nurse practitioner, certified registered nurse anesthetist, certified nurse midwife, certified surgical assistant, certified registered nurse first assistant or such other similarly situated individual) who will be providing services to Humana Members under the supervision of Physician, Physician shall notify Humana in writing, upon execution of this Agreement and at any time during the term of this Agreement when such physician extenders are employed, subcontracted, or independently contracted with Physician, and the specific services that such physician extenders will be performing, prior to the provision of services to any Humana Member. Physician represents that physician extenders employed by or under contract with Physician will comply with the terms and conditions of this Agreement, maintain professional liability coverage and are appropriately licensed as required by applicable state and federal laws, rules and regulations. Physician acknowledges and agrees Humana retains the right to approve, suspend and/or terminate participation under this Agreement of any physician extender who will be providing services to Humana Members.

4.	SPECIFIC REFERRALS

Physician and other Participating Providers acknowledge and agree that certain referrals are required to be made to specific providers designated by Humana.

Physician and other Participating Providers further acknowledge and agree that such specific providers may be changed or added to upon written notice by Humana to Physician.

5	MISCELLANEOUS

Physician understands that Humana may market or administer products that contain variable Copayment amounts due from the Member for Covered Services based on the medical specialty of certain physicians and the unit costs or reimbursement rates provided for in provider participation agreements. Physician agrees to participate in such products and to bill and accept as payment in full for Covered Services rendered to Members in such products the reimbursement rates set forth above less any Copayment amounts due from the Member.

In circumstances where the Member’s Copayment for a Covered Service is equal to or greater than the rate set forth herein for that service, Physician agrees to accept as payment in full for the service the Member’s Copayment, not to exceed the rates set forth herein. Furthermore, in such cases, Physician agrees to refund to Member the difference, if any, between the Copayment collected from the Member and such rate.

HMO PROVISIONS

ATTACHMENT

The following provisions apply solely to commercial HMO and/or Medicare Advantage HMO products and plans, as applicable.

I.	Services to Members. In the event Physician provides a Member a non-covered service or refers a Member to an out-of-network provider without pre-authorization from Humana, Physician shall, prior to the provision of such non-covered service or out-of-network referral, inform the Member: (i) of the service(s) to be provided or referral(s) to be made; (ii) that Humana will not pay or be liable financially for such non-covered service(s) or out-of-network referral(s); and (iii) that Member will be responsible financially for non-covered service(s) and/or out-of-network referral(s) that are requested by the Member.

II.	Continuity of Care. Subject to and in accordance with all applicable state and/or federal laws, rules and/or regulations, treatment following termination or expiration of this Agreement must continue until the Member: (i) has been evaluated by a new participating provider who has had a reasonable opportunity to review or modify the Member’s course of treatment, or until Humana has made arrangements for substitute care for the Member, and (ii) until the date of discharge for Members hospitalized on the effective date of termination or expiration of this Agreement. Physician agrees to accept as payment in full from Humana for Covered Services rendered to such Members, the rates set forth in the payment attachment, less any Co-payments due from such Members.

III.	Medical Records. Upon request from Humana or a Member, Physician shall transfer a complete copy of the medical records of any Member transferred to another physician and/or facility for any reason, including termination or expiration of this Agreement. The copy and transfer of medical records shall be made at no cost to Humana or the Member and shall be made within a reasonable time following the request, but in no event more than five (5) business days, except in cases of emergency where the transfer shall be immediate. Physician agrees that such timely transfer of medical records is necessary to provide for the continuity of care for Members. Physician agrees to pay court costs and/or legal fees incurred by Humana or the Member to enforce the terms of this provision.

IV.	Acquisitions. In the event Physician acquires, through an asset acquisition, merger, consolidation, lease or other means, or enters into a management agreement to manage the practice(s) of physician(s) or physician group(s) in Texas, and such practices or groups have in effect an agreement with Humana to provide services to Humana’s Members at rates which are more favorable to Humana than those contained herein, the rates contained herein shall be adjusted downward to reflect such more favorable rate.

V.

Equal Access. Physician agrees to accept Humana Members as patients within the normal scope of Physician’s medical practice. If, due to overcapacity, Physician closes his/her practice to new patients, such closure will apply to all prospective patients without discrimination or regard to payor or source of payment for services, Should Physician subsequently reopen his/her practice to new patients, Physician agrees to accept Humana Members seeking assignment and/or referral to Physician’s practice to the same extent and in the same manner as all other non-Humana patients seeking Physician’s services.

VI	Physician Responsibilities.

A.	Services

Physician agrees to be responsible twenty-four (24) hours a day, seven (7) days a week for providing Covered Services for Members including, but not limited to, prescribing, directing and monitoring all urgent and emergency care for Members.

Physician agrees to provide Humana upon request a written description of its arrangements for emergency and urgent care and service coverage in the event of unavailability due to vacation, illness, and after regular office hours. Physician shall ensure that all physicians providing such coverage are contracted and credentialed physicians with Humana. Physician will ensure that all physicians providing such coverage render services under the same terms and conditions and in compliance with all provisions of this Agreement. Compensation to physicians for “on call” coverage will be the responsibility of Physician.

In the event that emergency or urgent care services are needed by a Member outside the service area, Physician agrees to monitor and authorize the out-of-area care to provide direct care as soon as the Member is able to return to the service area for treatment without medically harmful or injurious consequences.

B.	Specific Referrals

Except in the case of a medical emergency, Physician agrees to use its best efforts to admit, refer, and cooperate with the transfer of Members for Covered Services only to providers designated, specifically approved by or under contract with Humana.

In addition, Physician acknowledges and agrees that certain Members may have health benefits contracts that limit coverage to certain types of participating providers. For such Members, referrals are required to be made to specific providers designated by Humana.

C.	Disease/Case Management Programs

Physician agrees to participate in Humana’s disease/case management programs as they are developed and implemented.

D.	Humana First

Physician agrees to participate in Humana’s twenty-four (24) hours nurse call program, HumanaFirst, or any such successor program.

E.	Hospitalist/HIMS Programs

Physician agrees to cooperate with and participate in Humana’s hospitalist programs including, without limitation, Humana’s Hospital Inpatient Management Services (“HIMS”) programs, where applicable, as they are developed and implemented.

F.	Transplant Programs

Upon request by Humana, Physician agrees to cooperate with and participate in Humana’s organ and tissue transplant programs as they are developed and implemented.

G.	Health Improvement Studies

Physician agrees to participate in Humana’s health improvement studies as they are developed and implemented.

H.	Quality Improvement Activities

Physician agrees to cooperate with Humana’s quality improvement activities and, upon request by Humana, to participate in Humana’s quality improvement activities as they are developed and implemented.

HMO PROVISIONS

ATTACHMENT

The following provisions apply solely to commercial HMO and/or Medicare Advantage HMO products and plans, as applicable.

I.	Services to Members. In the event Physician provides a Member a non-covered service or refers a Member to an out-of-network provider without pre-authorization from Humana, Physician shall, prior to the provision of such non-covered service or out-of-network referral, inform the Member: (i) of the service(s) to be provided or referral(s) to be made; (ii) that Humana will not pay or be liable financially for such non-covered service(s) or out-of-network referral(s); and (iii) that Member will be responsible financially for non-covered service(s) and/or out-of-network referral(s) that are requested by the Member.

II.	Continuity of Care. Subject to and in accordance with all applicable state and/or federal laws, rules and/or regulations, treatment following termination or expiration of this Agreement must continue until the Member: (i) has been evaluated by a new participating provider who has had a reasonable opportunity to review or modify the Member’s course of treatment, or until Humana has made arrangements for substitute care for the Member, and (ii) until the date of discharge for Members hospitalized on the effective date of termination or expiration of this Agreement. Physician agrees to accept as payment in full from Humana for Covered Services rendered to such Members, the rates set forth in the payment attachment, less any Co-payments due from such Members.

III.	Medical Records. Upon request from Humana or a Member, Physician shall transfer a complete copy of the medical records of any Member transferred to another physician and/or facility for any reason, including termination or expiration of this Agreement. The copy and transfer of medical records shall be made at no cost to Humana or the Member and shall be made within a reasonable time following the request, but in no event more than five (5) business days, except in cases of emergency where the transfer shall be immediate. Physician agrees that such timely transfer of medical records is necessary to provide for the continuity of care for Members. Physician agrees to pay court costs and/or legal fees incurred by Humana or the Member to enforce the terms of this provision.

IV.	Acquisitions. In the event Physician acquires, through an asset acquisition, merger, consolidation, lease or other means, or enters into a management agreement to manage the practice(s) of physician(s) or physician group(s) in Texas, and such practices or groups have in effect an agreement with Humana to provide services to Humana’s Members at rates which are more favorable to Humana than those contained herein, the rates contained herein shall be adjusted downward to reflect such more favorable rate.

V.

Equal Access. Physician agrees to accept Humana Members as patients within the normal scope of Physician’s medical practice. If, due to overcapacity, Physician closes his/her practice to new patients, such closure will apply to all prospective patients without discrimination or regard to payor or source of payment for services, Should Physician subsequently reopen his/her practice to new patients, Physician agrees to accept Humana Members seeking assignment and/or referral to Physician’s practice to the same extent and in the same manner as all other non-Humana patients seeking Physician’s services.

VI	Physician Responsibilities.

A.	Services

Physician agrees to be responsible twenty-four (24) hours a day, seven (7) days a week for providing Covered Services for Members including, but not limited to, prescribing, directing and monitoring all urgent and emergency care for Members.

Physician agrees to provide Humana upon request a written description of its arrangements for emergency and urgent care and service coverage in the event of unavailability due to vacation, illness, and after regular office hours. Physician shall ensure that all physicians providing such coverage are contracted and credentialed physicians with Humana. Physician will ensure that all physicians providing such coverage render services under the same terms and conditions and in compliance with all provisions of this Agreement. Compensation to physicians for “on call” coverage will be the responsibility of Physician.

In the event that emergency or urgent care services are needed by a Member outside the service area, Physician agrees to monitor and authorize the out-of-area care to provide direct care as soon as the Member is able to return to the service area for treatment without medically harmful or injurious consequences.

B.	Specific Referrals

Except in the case of a medical emergency, Physician agrees to use its best efforts to admit, refer, and cooperate with the transfer of Members for Covered Services only to providers designated, specifically approved by or under contract with Humana.

In addition, Physician acknowledges and agrees that certain Members may have health benefits contracts that limit coverage to certain types of participating providers. For such Members, referrals are required to be made to specific providers designated by Humana.

C.	Disease/Case Management Programs

Physician agrees to participate in Humana’s disease/case management programs as they are developed and implemented.

D.	Humana First

Physician agrees to participate in Humana’s twenty-four (24) hours nurse call program, HumanaFirst, or any such successor program.

E.	Hospitalist/HIMS Programs

Physician agrees to cooperate with and participate in Humana’s hospitalist programs including, without limitation, Humana’s Hospital Inpatient Management Services (“HIMS”) programs, where applicable, as they are developed and implemented.

F.	Transplant Programs

Upon request by Humana, Physician agrees to cooperate with and participate in Humana’s organ and tissue transplant programs as they are developed and implemented.

G.	Health Improvement Studies

Physician agrees to participate in Humana’s health improvement studies as they are developed and implemented.

H.	Quality Improvement Activities

Physician agrees to cooperate with Humana’s quality improvement activities and, upon request by Humana, to participate in Humana’s quality improvement activities as they are developed and implemented.

HUMANA AMENDMENT TO

WHITEGLOVE HOUSE CALL HEALTH, Inc. PHYSICIAN AGREEMENT

WHEREAS Humana Health Care Plans of Austin, Inc., PCA Health Plans of Texas, Inc., and their affiliates (hereinafter referred to as “HUMANA”) and Whiteglove House Call Health, Inc. (hereinafter referred to as “GROUP”) entered into an Agreement effective as of May 1, 2008 (hereinafter referred to as “Agreement”)

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, with regards for the Humana Commercial HMO, ASO and POS members for covered services. Said Amendment shall be effective March 1, 2009.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the Parties hereto that the following is to amend Reimbursement Attachment as it pertains to Commercial HMO, ASO and POS:

REIMBURSEMENT

Commercial HMO Plan(s)

Group agrees to accept as payment in full from Humana for Covered Services rendered to Members of commercial HMO plan(s) covered by this Agreement, [****] of the reimbursement break down as defined below of Humana’s (079-787) fee schedule, or Group’s billed charges, whichever is less, less any Co-payments due from Members. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079-787) fee schedule, Group agrees to accept as payment in full from Humana, [****] of Humana’s (201-544) fee schedule or Group’s billed charges, whichever is less, less any Co-payments due from Members for vaccines, drugs and injectables.

For services of a Physician extender, Group agrees and shall require the physician extender to agree to accept as payment in full from Humana for Covered Services rendered to Members of commercial plan(s) covered by this Agreement, [****] of the reimbursement break down as defined below of Humana’s (079-787) fee schedule or Group’s billed charges, whichever is less, less any Co-payments due from Member. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079-787) fee schedule. Group agrees and shall require the physician extender to agree to accept as payment in full from Humana for such Covered Services, [****] of Humana’s (201-544) fee schedule or Group’s billed charges. whichever is less, less any Co- payments due from Member.

Commercial EPO ASO and POS Plan(s)

Group agrees to accept as payment in full from Humana for Covered Services rendered to Members of commercial EPO plan(s) covered by this Agreement. the percentage defined below of Humana’s (079-787) fee schedule, or Group’s billed charges, whichever is less, less any Co-payments due from Members, For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079/787) fee schedule, Group agrees to accept as payment in full from Humana, [****] of Humana’s (201-544) fee schedule or Group’s billed charges, whichever is less, less any Copayments due from Members.

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

For services of a physician extender, Group agrees and shall require the physician extender to agree to accept as payment in full from Humana for Covered Services rendered to Members of commercial plan(s) covered by this Agreement, [****] of the reimbursement break down as defined below of Humana’s (079-787) fee schedule or Group’s billed charges, whichever is less, less any Co-payments due from Member. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Group’s (079-787) fee schedule, Group agrees and shall require the physician extender to agree to accept as payment in full from Humana for such Covered Services, [****] of Humana’s (201-544) fee schedule or Group’s billed charges, whichever is less, less any Co-payments due from Member.

Traditional Plan(s)

Group agrees to accept as payment in full from Humana for Covered Services rendered to Members of traditional plan(s) covered by this Agreement, [****] of Humana’s (079-787) fee schedule, or Group’s billed charges, whichever is less, less any Co-payments due from Members. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079/787) fee schedule, Group agrees to accept as payment in full from Humana, [****] of Humana’s (201-544) fee schedule or Group’s billed charges, whichever is less, less any Co-payments due from Members.

For services of a physician extender, Group agrees and shall require the physician extender to agree to accept as payment in full from Humana for Covered Services rendered to Members of commercial plan(s) covered by this Agreement, [***] of the reimbursement break down as defined below of Humana’s (079-787) fee schedule or Group’s billed charges, whichever is less, less any Co-payments due from Member. For any claims for Covered Services rendered to such Members that are billed under codes not listed on Humana’s (079-787) fee schedule, Group agrees and shall require the physician extender to agree to accept as payment in full from Humana for such Covered Services, [****] of Humana’s (201-544) fee schedule or Group’s billed charges, whichever is less, less any Co-payments due from Member.

Reimbursement break down by code range and percentage payable:

Evaluation and Management Services (Codes 99201 to 99499): All covered services for evaluation and management services will be reimbursed at [***] with the exception of 99214, 99215 and 99212. CPT Code 99214 will be reimbursed at [****] of fixed 2006 Medicare RBRVS schedule. CPT Code 99215 will be reimbursed at [****] of fixed 2006 Medicare RBRVS schedule. CPT Code 99212 wilt be reimbursed at [****] of the fixed 2006 RBRVS schedule.

Surgery Services (Codes 10021 to 11471 and 11720 to 11765): CPT Code 10060, 10120, 11100 will be reimbursed at [***] of the fixed 2006 RBRVS. All other covered services for surgery services will be reimbursed at [****] of fixed 2006 Medicare RBRVS schedule. Surgery Services (Codes 11600 to 11719 and 11770 to 69990): CPT Code. 11730, 11740, 11750, 12001, 12002, 12004, 12011, 12013. 12014. 12031, 12032, 12034. 12041. 12042, 12044, 12051, 12052, 12053, 16020, 16025.16030. 17110 29505, 29515, 29125, 29105, 29130. 30901, 65205, 65220 and 69210 will be reimbursed at [****] of the fixed 2006 RBRVS. All other covered services for surgery services will be reimbursed at [****] of fixed 2006 Medicare RBRVS schedule

Radiology - Including Nuclear Medicine and Diagnostic Ultrasound Services (Codes 70010 to 79999): All covered services for radiology services will be reimbursed at [****] percent of fixed 2006 Medicare RBRVS schedule.

Pathology and Laboratory Services (Codes 80048 to 89399): Humana STAT pathology and laboratory codes will be reimbursed at [****] of fixed 2006 Medicare RBRVS schedule. Humana

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

STAT laboratory codes are as follows: 81000, 81002, 81005, 81015, 81025, 82270, 82947, 82948, 85007, 85008, 85009, 85013, 85014, 85021. 85022, 85027, 85031, 87205, 87207, 87210, 87220, and 87880. CPT code 36415 when appropriate will be paid at [****] of the fixed 2006 RBRVS schedule. CPT Codes 82962, 86677, 87804, 86308, will be paid at [****] of the fixed 2006 Medicare RBRVS allowable. All other codes will be reimbursed at [****].

Medicine Services (except Anesthesiology and vaccines) (Codes 90281 to 90474 and 90760 to 92504 and 92511 to 96999 and 97802 to 98929 and 99000 to 99199 and 99500 to 99600): CPT code 90772, 92230, 93000, 94640, and 94664 will be reimbursed at [****] of the fixed 2006 RBRVS schedule. All other covered services for medicine services, excluding anesthesiology, will be reimbursed at [****] of 2006 Medicare RBRVS.

Medicine Services Chiropractic, Physical Therapy, Speech Therapy and Occupational Therapy (except Anesthesiology) (Codes 92506 to 92508 and 97001 to 97606 and 98940 to 98943): All covered services for medicine services, excluding anesthesiology, will be reimbursed at [****] of 2006 Medicare RBRVS fee schedule.

HCPCS Codes: All covered services for HCPCS codes, with the exception of J codes will be reimbursed at [****] of fixed 2006 Medicare RBRVS fee schedule.

Drugs, Immunizations, Vaccines and Injectables: Humana’s (201-544) fee schedule will be utilized for reimbursement for drugs, immunizations or injectables. These drugs and/or immunizations will be reimbursed at [****] of Human’s (201-544) fee schedule.

CPT CODE 99070: CPT Code 99070 will be reimbursed at [****] of billed charges, which is intended to approximate cost plus [****]. Humana reserves the right to audit to insure accuracy.

Except as specifically amended hereby, the terms and conditions of this agreement remain the same.

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective March 1, 2009.

Provider	HUMANA

By:	By:

Printed Name:	Printed Name: Donnie Hromadka

Title:	Title: V.P. Network Management

Date:	Date:

TIN: 208913858

AMENDMENT TO

WHITEGLOVE HOUSE CALL HEALTH, Inc. PHYSICIAN AGREEMENT

WHEREAS Humana Health Care Plans of Austin, Inc., PCA Health Plans of Texas, Inc., and their affiliates (hereinafter referred to as “HUMANA”) and WhiteGlove House Call Health, Inc. (hereinafter referred to as “GROUP”) entered into an Agreement effective as of May 1, 2008 and later amended effective March 1, 2009 (hereinafter referred to as “Agreement”).

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, with regards to only the Humana Commercial fully insured HMO and POS members for covered services. Said Amendment shall be effective February 1st 2011.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the Parties hereto that the following is to amend the Reimbursement Attachment as it pertains to Commercial fully insured HMO and POS members in the following counties: Travis, Hays, Williamson, Comal, Bexar, Dallas, Tarrant, Denton, Collin, Rockwall, Harris.

REIMBURSEMENT

HUMANA agrees to reimburse GROUP a capitation rate each month for HUMANA’s commercial fully insured HMO and POS members for the counties listed above per the schedule below:

[****] for the quarter in which the number of visits provided by GROUP does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

In the event visits exceed [****] visits per quarter, the per member per month capitation rate shall increase by [****] for each incremental increase of [****] visits per quarter in the same pattern as the rates outlined above.

DEFINITIONS

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Quarterly shall be defined as January through March, April through June, July through September and October through December.

Encounters shall be defined as a visit which will include an E&M coding plus any other coded services provided during the member visit.

CAPITATION RATE ADJUSTMENT

The GROUP will provide to HUMANA at the end of each quarter the total number of visits it has performed for HUMANA’s Commercial fully insured HMO and POS members in that quarter. For each quarter, HUMANA will supply the GROUP with the number of visits as previously submitted by the GROUP for reconciliation. HUMANA and GROUP shall review and mutually agree to the number of visits performed by GROUP within the quarter, fifteen (15) days after the close of each quarter. In the event that the capitation rate for any quarter requires adjustment, the rates will be adjusted for the next quarter based on the total number of visits actually performed.

REIMBURSEMENT CALCULATION AND BILLING

HUMANA will provide to GROUP the actual number of Commercial fully insured HMO and POS members for every month in the counties listed above no later than the 15th of the month just past commencing February 15, 2011. GROUP will invoice HUMANA every month based on the then current quarterly pm/pm times actual membership count. The monthly capitation check shall be paid by HUMANA by the 15th of the following month, from which the services are rendered.

RETROACTIVE ADJUSTMENTS OR CAPITATION PAYMENTS:

Payments to GROUP shall not be subject to retroactive adjustments resulting from additions and deletions of HUMANA’s Commercial fully insured HMO and POS Plan Members.

ENCOUNTER DATA

GROUP agrees to provide to HUMANA accurate and complete information regarding the provision of Covered Services by GROUP to Members (“Data”) on a complete CMS 1500 or UB 92 form, or their respective successor forms as may be required by CMS, or such other form as may be required by as law when submitting encounters in an electronic format, or such other format as is mutually agreed upon by both parties. The Data shall be provided to HUMANAS on or before the last day of each month for encounters occurring in the immediately preceding month, or such lesser period of time as may be required in the Agreement, or as is otherwise agreed upon by the parties in writing. In the event the Data is not submitted to HUMANA by the date and in the form specified above, HUMANA may, in its sole option, withhold any increase to the payment otherwise required to be made under the terms of the Agreement until the Data is submitted to HUMANA.

TERMINATION

Either party may terminate the Agreement with a six (6) months written notice and shall not affect either parties’ obligations that contractually survive.

Except as specifically amended hereby, the terms and conditions of this agreement remain the same.

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective February 1, 2011.

GROUP	HUMANA

By:	By:

Printed Name: Robert Fabbio	Printed Name: Donnie Hromadka

Title: Chief Executive Officer	Title: V. P. Network Management

Date:	12 /21/10	Date:	12/21/2010

HUMANA AMENDMENT TO

WHITEGLOVE HOUSE CALL HEALTH, Inc. PHYSICIAN AGREEMENT

WHEREAS Humana Health Care Plans of Austin, Inc., PCA Health Plans of Texas, Inc., and their affiliates (hereinafter referred to as “HUMANA”) and WhiteGlove House Call Health, Inc. (hereinafter referred to as “GROUP”) entered into an Agreement effective as of May 1, 2008 amended effective March 1, 2009, and later amended February 1, 2011 (hereinafter referred to as “Agreement”).

WHEREAS, the Parties thereto have mutually agreed to amend said Agreement, with regards to only the Humana Commercial fully insured HMO and POS members for covered services. Said Amendment shall be effective February 8, 2011.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained and other good valuable consideration the sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the Parties hereto that the following is to amend the Reimbursement Attachment as it pertains to Commercial fully insured HMO and POS members in the following counties: Travis, Hays, Williamson, Comal, Bexar, Dallas, Tarrant, Denton, Collin, Rockwall, Harris.

REIMBURSEMENT

HUMANA agrees to reimburse GROUP a capitation rate (“Capitation Rate”) each month for HUMANA’s commercial fully insured HMO and POS members for the counties listed above per the schedule below:

[****] for the quarter in which the number of visits provided by GROUP does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

[****] for the quarter in which the number of visits provided by GROUP is equal to or greater than [****] but does not exceed [****] during that quarter;

In the event visits exceed [****] visits per quarter, the per member per month capitation rate shall increase by [****] for each incremental increase of [****] visits per quarter in the same pattern as the rates outlined above.

DEFINITIONS

Quarterly shall be defined as January through March, April through June, July through September and October through December.

Encounters shall be defined as a visit which will include an E&M coding plus any other coded services provided during the member visit.

[****] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

CAPITATION RATE ADJUSTMENT

The GROUP will provide to HUMANA at the end of each quarter the total number of visits it has performed for HUMANA’s Commercial fully insured HMO and POS members in that quarter. For each quarter, HUMANA will supply the GROUP with the number of visits as previously submitted by the GROUP for reconciliation. HUMANA and GROUP shall review and mutually agree to the number of visits performed by GROUP within the quarter, fifteen (15) days after the close of each quarter. In the event that the capitation rate for any quarter requires adjustment, the rates will be adjusted for the next quarter based on the total number of visits actually performed.

REIMBURSEMENT CALCULATION AND BILLING

HUMANA will provide to GROUP the actual number of Commercial fully insured HMO and POS members for every month in the counties listed above no later than the 15th of the month just past commencing February 15, 2011. GROUP will invoice HUMANA every month based on the then current quarterly pm/pm times actual membership count. The monthly capitation check shall be paid by HUMANA by the 15th of the following month, from which the services are rendered.

At the end of each quarter, new Capitation Rates will be calculated based on the actual number of Commercial fully insured HMO/POS members with the addition of the number of Commercial fully insured PPO members combined (the combination of the HMO and PPO membership will equal the total number of members used in the following formula. The total number of members will result in one single payment for both the HMO and PPO contract Amendments. There will not be separate calculation by product type) at the end of the quarter using the following formula: [****].

RETROACTIVE ADJUSTMENTS OR CAPITATION PAYMENTS:

Payments to GROUP shall not be subject to retroactive adjustments resulting from additions and deletions of HUMANA’s Commercial fully insured HMO and POS Plan Members.

ENCOUNTER DATA

GROUP agrees to provide to HUMANA accurate and complete information regarding the provision of Covered Services by GROUP to Members (“Data”) on a complete CMS 1500 or UB 92 form, or their respective successor forms as may be required by CMS, or such other form as may be required by as law when submitting encounters in an electronic format, or such other format as is mutually agreed upon by both parties. The Data shall be provided to HUMANAS on or before the last day of each month for encounters occuring in the immediately preceding month, or such lesser period of time as may be required in the Agrement, or as is otherwise agreed upon by the parties in writing. In the event the Data is not submitted to HUMANA by the date and in the form specified above, HUMANA may, in its sole option, withhold any increase to the payment otherwise required to be made under the terms of the Agreement until the Data is submitted to HUMANA.

TERMINATION

Either party may terminate the Agreement with a six (6) months written notice and shall not affect either parties’ obligations that contractually survive.

Except as specifically amended hereby, the terms and conditions of this agreement remain the same.

IN WITNESS WHEREOF, the undersigned have executed this Amendment effective February 1, 2011.

GROUP	HUMANA

By:	By:
Printed Name: Robert Fabbio	Printed Name: Donnie Hromadka
Title: Chief Executive Officer	Title: V. P. Network Management

Date:	2 /8/11	Date:
2/8/11